                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SIERRA GROWTH FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            SIERRA GROWTH FUND, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                            SIERRA GROWTH FUND, INC.

                       1801 Century Park East, Suite 1800
                              Los Angeles, CA 90067

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held March 28, 1996

     The Annual Meeting of Stockholders of Sierra Growth Fund, Inc., a Delaware corporation (the "Fund"), will be held in Suite 1800, 1801 Century Park East, Los Angeles, California, on March 28, 1996, at 10 a.m., for the following purposes:

          1.   To elect a board of seven directors.

          2. To ratify the selection by the Board of Directors of Hein + Associates as independent public accountants for the fiscal year ending October 31, 1996.

          3.   To change the name of the Fund.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on February 1, 1996 has been fixed as the record date for the determination of stockholders entitled to vote at the meeting, and only holders of shares of capital stock of record at the close of business on that date will be entitled to vote.

     If you do not expect to be present at the meeting, please sign, fill in and return the enclosed Proxy.

John G. Ayer
President

Los Angeles, California
February 14, 1996

                            SIERRA GROWTH FUND, INC.

                       1801 Century Park East, Suite 1800
                          Los Angeles, California 90067

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 28, 1996


     The enclosed Proxy is solicited by the Board of Directors of Sierra Growth Fund, Inc., a Delaware corporation (the "Fund"), in connection with the annual meeting of stockholders to be held on March 28, 1996 (the "Annual Meeting") in Suite 1800, 1801 Century Park East, Los Angeles, California at 10:00 a.m. Any person giving a Proxy hereunder may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Fund an instrument revoking it or a duly executed Proxy bearing a later date, or by voting in person at the Annual Meeting. This Proxy Statement is being mailed to stockholders on or about February 14, 1996. An Annual Report (the "Annual Report") for the year ended October 31, 1995 was mailed to stockholders on or about December 31, 1995. The Fund will furnish to stockholders, without charge, a copy of the Annual Report and the Fund's most recent semi-annual report, if any, succeeding the Annual Report. All such requests should be directed to Colleen M. Schomer, Corporate Secretary, Sierra Growth Fund, Inc. in writing at the address above or by telephone at (310) 277-1450, and may be made by collect call.

     Where specific instructions are given, Proxies will be voted in accordance with those instructions. In the absence of instructions, the persons named therein will vote in accordance with their discretion, which they intend to exercise in favor of the proposals set forth in this Proxy Statement.

     On February 1, 1996, the record date for stockholders entitled to vote at the Annual Meeting, there were outstanding 330,298 shares of capital stock of the Fund, all of one class. Each share is entitled to one vote and, in the election of directors, stockholders have the right to cumulate their votes. Management of the Fund knows of no person who owns beneficially five percent (5%) or more of the outstanding capital stock of the Fund except for Mrs. Lorraine Petitfils, who as of February 1, 1996, owned of record and beneficially 30,991 shares of capital stock constituting approximately nine percent (9%) of the Fund's outstanding capital stock.

     Under the cumulative voting method, a stockholder is entitled to cast a total number of votes equal to the number of directors to be elected multiplied by the total number of votes to which his or her shares are entitled. These votes may be cast for one candidate or distributed among any number of candidates. The seven candidates receiving the highest number of votes will be elected. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Votes against a candidate and votes withheld have no legal effect. In matters other than the election of directors, abstentions are counted as votes against in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. If a candidate receives no votes, that candidate will not be elected and there will remain a vacancy on the Board of Directors until the next annual meeting of stockholders. If all shares outstanding on the record date are voted, ownership of 23,594 shares is sufficient to enable a stockholder to elect one director. The enclosed form of Proxy includes discretionary authority for the proxies to cumulate votes.

     If a stockholder wishes to cumulate his or her votes on the enclosed Proxy card instead of allowing the proxies this discretion, he or she should multiply the number of shares he or she owned on the record date by seven to determine the total number of votes to which he or she is entitled. This number of votes, but no more, may be distributed among any or all of the seven nominees named below in such proportion as the stockholder desires.
Not all votes need be cast. If cumulative voting is used by the stockholder, only the number of votes marked on the Proxy card in accordance with these instructions will be counted.

     In the event that sufficient votes in favor of a proposal are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of capital stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of such adjournment or adjournments.

                              ELECTION OF DIRECTORS


                                  PROPOSAL  1


     It is proposed to elect seven directors at the Annual Meeting who will serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The Board of Directors has decreased the size of the Board from eight to seven directors, in view of Marilyn Russell Bittle's inability to attend Board meetings. Votes pursuant to Proxies will be cast for the seven nominees named below, all of whom are presently directors of the Fund and have served continuously in this capacity since the dates indicated opposite their respective names. If any of the nominees for director should be unable to serve, which is not anticipated, Proxies will be voted for such substitute nominees as may be nominated by the Fund's Board of Directors, unless otherwise instructed.

                                                                                                     SHARES
                                                                                                  BENEFICIALLY
                                                                                                 OWNED DIRECTLY
                                     POSITIONS WITH FUND, PRINCIPAL                DIRECTOR     OR INDIRECTLY ON
NAME OF NOMINEE          AGE  OCCUPATION DURING PAST FIVE YEARS AND ADDRESS          SINCE      FEBRUARY 1, 1996
---------------          ---  ---------------------------------------------        --------     ----------------
John G. Ayer*            73   President of Sierra Growth Fund, Inc.; Executive      1976**              0
                              Vice President and Director of Stonebridge
                              Capital Management, Inc.; Director, Taylor &
                              Turner Assoc., Ltd. -- 1801 Century Park East,
                              Suite 1800, Los Angeles, CA 90067

Richard C. Barrett*      54   Vice President of Sierra Growth Fund, Inc.;           1982                0
                              President and Director of Stonebridge Capital
                              Management, Inc.; Director, National Industries
                              Fund, Inc. -- 1801 Century Park East, Suite 1800,
                              Los Angeles, CA 90067

Selvyn B. Bleifer, MD    66   Physician -- 414 North Camden Drive, Beverly          1985                0
                              Hills, CA 90212;  Director, National Industries
                              Fund, Inc.


Marvin Freedman          70   Certified Public Accountant, Freedman Broder          1995                0
                              & Angen -- 2501 Colorado Avenue, Suite 350, Santa
                              Monica, CA 90404; Director, National Industries
                              Fund, Inc.

Charles F. Haas          82   Private Investor; Retired Motion Picture and          1980              309
                              Television Director -- 12626 Hortense Street,
                              Studio City, CA 91604 Director, National
                              Industries Fund, Inc.

William H. Taylor, II    57   General Partner of Taylor & Company, San Francisco,   1983                0
                              CA a venture capital organization; Director of
                              Oncor, Inc.; formerly Executive Vice President of
                              B.E.I. Electronics, Inc. -- 2452 Francisco Street,
                              San Francisco, CA 94123

Charles E. Woodhouse*    32   Vice President and Director of Research of            1995                0
                              Stonebridge Capital Management, Inc.; Teaching and
                              Research Assist. at University of Southern
                              California -- 1801 Century Park East, Suite 1800,
                              Los Angeles, CA 90067

_________________________________________________
* Interested persons of the Fund as defined in the Investment Company Act of 1940, as amended, because of their positions with the Fund's investment advisor, Stonebridge Capital Management, Inc.

** Dr. Ayer served as a director from June 1976 to November 1976 and has served as a director since February 1977.


     As of February 1, 1996, the directors and officers of the Fund, as a group, owned beneficially 358 shares of stock of the Fund, which constituted approximately .10% of the Fund's outstanding shares. No one officer or director or nominee for director owns more than .09% of the Fund's outstanding shares. No director or officer has any family relationship with another.

     During the fiscal year ended October 31, 1995, the Fund's Board of Directors held three (3) meetings, one of which was via telephone conference call. Ms. Bittle did not attend any meetings. The Fund does not have an audit, nominating or compensation committee of the Board of Directors.

     All directors and officers of the Fund, as a group, which consisted of 9 persons, received direct remuneration of $18,851 in the aggregate during the fiscal year ended October 31, 1995 (directors as a group received $796) paid by the Fund, and Debra L. Newman, the only officer who received compensation from the Fund, received, $18,055. Each disinterested director is entitled to receive from the Fund $50 for each meeting of the Board of Directors attended, and is not entitled to separate compensation for attendance at meetings of committees of the Board of Directors.

     The following table sets forth more detailed compensation information for the directors of the Fund during the fiscal year ended October 31, 1995:

                                 COMPENSATION TABLE

                                                                  TOTAL COMPENSATION
                           AGGREGATE                              FROM FUND AND FUND
                          COMPENSATION        PENSION OR               COMPLEX*
     DIRECTOR               FROM FUND     RETIREMENT BENEFITS      PAID TO DIRECTORS
     --------             ------------    -------------------     ------------------
John G. Ayer                  $0                  $0                      $0
Richard C. Barrett            $0                  $0                      $0
Marilyn Russell Bittle        $0                  $0                      $0
Charles F. Haas               $100                $0                      $100
William H. Taylor, II         $446                $0                      $446

Selvyn B. Bleifer, MD         $150                $0                      $900
Marvin Freedman               $100                $0                      $850
Charles E. Woodhouse          $0                  $0                      $0

____________________________________
* National Industries Fund, Inc. and the Fund comprise a "Fund Complex" as such term is defined in Item 22(a)(1)(v) of Rule 14a-101 of the Securities Exchange Act of 1934, because they have the same investment advisor.





                            SELECTION OF ACCOUNTANTS

                                   PROPOSAL  2


     It is the intention of the persons named in the attached Proxy to vote for ratification of the selection by the Board of Directors (including a majority of the directors who are not interested persons of Stonebridge Capital Management, Inc. or officers or employees of the Fund) of the firm of Hein + Associates as independent public accountants for the Fund for the fiscal year ending October 31, 1996. As required by the Investment Company Act of 1940, such selection is submitted to the stockholders for their ratification.

     For the fiscal year ended October 31, 1995, Hein + Associates served as the Fund's independent public accountants and performed audit services. At the request of the Chief Financial Officer of the Fund, it also performed the non-audit service of preparing the Fund's income tax returns for the fiscal year 1995. The employment of Hein + Associates as independent public accountants for the fiscal year ended October 31, 1995, was approved by the Fund's Board of Directors and ratified by its stockholders before any audit services were rendered.

     No representative of Hein + Associates will be present at the Annual
Meeting.

                             NAME CHANGE OF THE FUND

                                   PROPOSAL 3

     At the Annual Meeting, stockholders will be asked to approve an amendment to Article I of the Certificate of Incorporation of the Fund changing the name of the Fund to STONEBRIDGE AGGRESSIVE GROWTH FUND. On the recommendation of management, the Board of Directors has approved the amendment, subject to shareholder approval as required by Delaware law. Management and the Board of Directors believe that this change will enhance the public recognition of the Fund. Stonebridge Capital Management, Inc. will enter into a license agreement with the Fund permitting the Fund to use the phrase "Stonebridge" in its name for so long as Stonebridge Capital Management, Inc. continues to act as the Fund's advisor. There will be no change in the Fund's objectives or policies as a result of the name change.

     It is the intention of the persons named in the attached Proxy to vote shares represented by the Proxy for approval of the proposed amendment.

                            EXPENSES OF SOLICITATION

     The total cost of this solicitation will be borne by the Fund. In addition to the mails, Proxies may be solicited by directors and officers of the Fund by personal interviews, telephone and facsimile, Banks, brokerage houses, and other custodians, nominees and fiduciaries may forward soliciting material to beneficial owners of stock entitled to vote at the meeting, and such persons will be reimbursed by the Fund for their out-of-pocket expenses incurred in this connection.







                        DEADLINE FOR SUBMITTING PROPOSALS
                             FOR NEXT YEAR'S MEETING


     The Fund's next annual meeting is currently scheduled for March 28, 1997. Any proposal intended to be presented by a stockholder at the next annual meeting of stockholders must be received by the Secretary of the Fund at the Fund's principal office not later than November 2, 1996, in order to be considered for inclusion in the Fund's proxy statement and form of proxy for that meeting. Any such proposals must satisfy all applicable federal and legal requirements.

                                  OTHER MATTERS

     The management knows of no other business to presented at the Annual Meeting, but if other matters properly do come before the Annual Meeting it is intended that the persons named in the Proxy will vote with respect to such matters in accordance with their best judgment.

                              John G. Ayer
                              President

PROXY   PROXY--SIERRA GROWTH FUND, INC. ANNUAL MEETING OF STOCKHOLDERS   PROXY

                                   MARCH 28, 1996

     The undersigned stockholder of Sierra Growth Fund, Inc., hereby appoints Selvyn B. Bleifer, John G. Ayer and Charles F. Haas, or any of them, proxies each with full power of substitution to represent the undersigned at the annual meeting of the stockholders to be held in Suite 1800, 1801 Century Park East, Los Angeles, California, on March 28, 1996, at 10:00 A.M. and at any adjournment thereof, and to vote all shares of stock which the undersigned would be entitled to vote with respect to the election of directors, upon the proposals set forth below and upon other matters properly coming before the meeting. Such authority includes the right in the discretion of the proxies, and each of them, to cumulate votes for the election of directors and thereby to distribute, in such proportion as the proxies see fit, the votes represented by the proxy among the seven nominees named below or any substitute person or persons nominated by the Board of Directors for election to the Board.

     Unless otherwise specified in the squares provided below, the undersigned's vote is to be cast FOR items 1, 2 and 3.

     1. Election of Directors
        / /  FOR all nominees listed (with exceptions noted)
        / /  WITHHOLD AUTHORITY to vote for all nominees listed

        (1) John G. Ayer         ___     (2) Richard C. Barrett   ___
        (3) Selvyn B. Bleifer    ___     (4) Marvin Freedman      ___
        (5) Charles F. Haas      ___     (6) William H. Taylor II ___
        (7) Charles E. Woodhouse ___

INSTRUCTION: To cumulate votes, write the number of votes cast for each of the nominees in the space following each of the nominees' names above, in accordance with the instructions in the Proxy Statement. To withhold authority to vote for any individual nominee, write that nominee's name below.
_____________________________________________________________________________

     2. Ratification of the selection by the Board of Directors of Hein + Associates as independent public accountants of the Corporation for the fiscal year 1995/1996:

                    / / FOR    / / AGAINST    / / ABSTAIN

     3. Proposal to amend the Articles of Incorporation to change the name of the Corporation to Stonebridge Aggressive Growth Fund, Inc.

                    / / FOR    / / AGAINST    / / ABSTAIN

_____________________________________________________________________________

THIS PROXY WILL BE VOTED AS DIRECTED, BUT WHEN NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR APPROVAL OF THE PROPOSAL AND THE ELECTION OF ALL NOMINEES AS DIRECTORS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING.
                 _________________________________________

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated February 14, 1996.

                                          Dated _______________________, 1996

                                          ___________________________________
                                              Signature of Stockholder

                                          ___________________________________
                                          Signature of Additional Stockholder
                                                    if held jointly
                                                  Please Sign Exactly
                                              As Your Name Appears Hereon

NOTICE: IT IS IMPORTANT THAT THIS PROXY BE SIGNED AND RETURNED TO: NIF MANAGEMENT CO., INC., P.O. BOX 17017, DENVER, COLORADO 80217

                         PLEASE DO NOT FOLD THIS PROXY